UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-9321	23-6858580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania		19406
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (610) 265-0688

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, $0.01 par value	UHT	New York Stock Exchange

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2020, Universal Health Realty Income Trust (the “Trust”), and UHS of Delaware, Inc. entered into an ATM Equity Offering Sales Agreement (the “Sales Agreement”) with BofA Securities, Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as sales agents, and/or principals and/or (except in the case of Fifth Third Securities, Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC) forward sellers (the “Agents”), and/or certain of their affiliates as forward purchasers (the “Forward Purchasers”). Under the terms of the Sales Agreement, the Trust may (i) issue and sell, from time to time through or to the Agents, the Trust’s common shares of beneficial interest, par value $.01 per share (the “Common Shares”), and (ii) may instruct from time to time any Agent, as forward seller for the respective Forward Purchaser (the “Forward Seller”), to offer and sell borrowed Common Shares, having an aggregate gross sales price not to exceed $100 million. Sales of Common Shares, if any, may be made by means of ordinary brokers’ transactions at market prices, in negotiated transactions or in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act, including sales made to or through a market maker other than on an exchange, in block transactions or by any other method permitted by law, at prices related to the prevailing market prices or at negotiated prices subject to certain minimum prices. In addition, borrowed Common Shares of the Trust may be offered and sold by the Forward Sellers.

The Common Shares will be offered pursuant to the Trust’s shelf registration statement on Form S-3 (File No. 333-238301), which was filed with the Securities and Exchange Commission and became effective on May 15, 2020 (the “Registration Statement”), and the prospectus supplement dated June 8, 2020.

The Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the Sales Agreement is qualified in its entirety by reference to such exhibit. The Sales Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

	(d)	Exhibits
1.1

ATM Equity Offering Sales Agreement, dated June 8, 2020, among BofA Securities, Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as sales agents, principals and/or (except in the case of Fifth Third Securities, Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC) forward sellers, Bank of America, N.A. and Crédit Agricole Corporate and Investment Bank, as forward purchasers, Universal Health Realty Income Trust, and UHS of Delaware, Inc.

5.1		Opinion of Norton Rose Fulbright US LLP.
104		Cover Page Interactive Data File (embedded within the Inline XBRL document).

Exhibit Index

Exhibit Number	Description

1.1

ATM Equity Offering Sales Agreement, dated June 8, 2020, among BofA Securities, Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as sales agents, principals and/or (except in the case of Fifth Third Securities, Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC) forward sellers, Bank of America, N.A. and Crédit Agricole Corporate and Investment Bank, as forward purchasers, Universal Health Realty Income Trust, and UHS of Delaware, Inc.

5.1	Opinion of Norton Rose Fulbright US LLP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH REALTY INCOME TRUST

Date: June 8, 2020	By:	/s/ Charles F. Boyle
	Name:	Charles F. Boyle
	Title:	Vice President and Chief Financial Officer